UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 April 16, 2004
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                      0-26028                  22-2671269

(State or Other Jurisdiction of (Commission File Number)  (I.R.S. Employer
 Incorporation or Organization)                          Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)



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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSUSRE

On April 16, 2004, we announced that Linda B. Grable, CEO, Chairman of the Board and co-founder, has retired effective April 15, 2004. The Board of Directors has appointed Jay S. Bendis and Sherman Lazrus as Co-Chairmen of the Board and has begun an immediate search for a new CEO. Meanwhile, the Board appointed Allan L. Schwartz, Executive Vice President and Chief Financial Officer, to serve as interim CEO until a new CEO is appointed.

We issued a press release, IMAGING DIAGNOSTIC SYSTEMS ANNOUNCES RETIREMENT OF CEO/CHAIRMAN OF THE BOARD, on April 16, 2004. The press release, attached as
Exhibit 99.1 hereto and incorporated herein by reference is being furnished pursuant to Item 5.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated April 16, 2004


                                  /s/ Allan L. Schwartz
                                  ---------------------
                                  By: Allan L. Schwartz
                                  Executive Vice President
                                  Chief Financial Officer
                                  and Interim Chief Executive Officer